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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 6, 1995

                      SOVEREIGN BANCORP, INC.
     (Exact name of registrant as specified in its charter)

        Pennsylvania               0-16533           23-2453088
(State or other jurisdiction     (Commission       (IRS Employer
      of incorporation)          File Number)       Ident. No.)

1130 Berkshire Boulevard, Wyomissing, Pennsylvania      19610
     (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code (610) 320-8400

                               N/A
 (Former name or former address, if changed since last report.)

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
Item 6.  Resignations of Registrant's Directors.


     On July 8, 1995, Sovereign Bancorp, Inc. ("Sovereign") announced that director Lawrence W. O'Neill had resigned effective June 30, 1995. The press release, dated July 8, 1995, of Sovereign, regarding Mr. O'Neill's resignation is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The letters of resignation, dated June 30, 1995, of Mr. O'Neill, are attached hereto as Exhibits 17.1 and 17.2, respectively.


Item 7.  Financial Statements and Exhibits.

     (a)  Exhibits.

          The following exhibits are filed herewith:

          17.1      Letter, dated June 30, 1995, of Lawrence W.
                    O'Neill to the Board of Directors of
                    Sovereign Bancorp, Inc.

          17.2      Letter, dated June 30, 1995, of Lawrence W.
                    O'Neill to the Board of Directors of
                    Sovereign Bancorp, Inc.

          99.1      Press Release, dated July 7, 1995, of
                    Sovereign Bancorp, Inc.

          99.2      Letter, dated April 24, 1995, from
                    Frederick J. Jaindl to the Board of Directors of Sovereign Bancorp, Inc. (Incorporated by reference to Exhibit 99.1 of Sovereign's Current Report on Form 8-K, filed with the Commission on April 28, 1995.)

          99.3 Press Release, dated April 24, 1995, of Sovereign Bancorp, Inc. relating to resignation of Frederick J. Jaindl. (Incorporated by reference to Exhibit 99.2 of Sovereign's Current Report on Form 8-K, filed with the Commission on April 28, 1995.)

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SOVEREIGN BANCORP, INC.

Dated:  July 10, 1995

                              By /s/ Lawrence M. Thompson, Jr.
                                   Lawrence M. Thompson, Jr.
                                   Secretary

                          EXHIBIT INDEX

                                                  Page Number
                                                  In Manually
                                                     Signed
Exhibit Number                                      Original

     17.1      Letter, dated June 30, 1995,
               of Lawrence W. O'Neill to the
               Board of Directors of Sovereign
               Bancorp, Inc.

     17.2      Letter, dated June 30, 1995,
               of Lawrence W. O'Neill to the
               Board of Directors of Sovereign
               Bancorp, Inc.

     99.1      Press Release, dated July 7, 1995,
               of Sovereign Bancorp, Inc.